                                    AGREEMENT WITH RESPECT TO SECOND AMENDMENT
                                     AND RESTATEMENT OF AGREEMENT WITH RESPECT
                                         TO USE OF QUEBEC INTERCONNECTION

         This AGREEMENT dated as of November 19, 1997, is between some or all of those New England electric utilities (the "Participants") which are the parties to the Agreement with Respect of Use of Quebec
Interconnection dated as of December 1, 1981, as amended and restated as of September 1, 1985 (the "Existing Use
Agreement").

         WHEREAS, in connection with the restructuring of the New England Power Pool and the entering into of the
Restated New England Power Pool Agreement, the signatory Participants propose to amend the Existing Use Agreement to, among other things, accommodate the new market provisions contained in the Restated NEPOOL Agreement;

         NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, receipt of which is hereby acknowledged, the Participants which are the signatories hereto hereby agree as follows:

Section 1.        Amendment and Restatement of Use Agreement
------------------------------------------------------------

         The Existing Use Agreement as in effect on the date hereof is amended and restated as of the effective dates provided in Section 2, to read as provided in Exhibit A hereto (the "Restated Use Agreement").

Section 2.        Effectiveness
-------------------------------

         The Restated Use Agreement shall become effective as follows:

                  (i)      Sections 1 to 4, inclusive, all of Section 5 except the second to last paragraph thereof, Section 6, the first paragraph of Section 7, Sections 10 to 12, inclusive, and
                           Sections 14 to 19, inclusive, of the Restated Use Agreement shall become effective, and
                           Section 1, all of Section 2 except subsections 2 (11) and 2 (25) thereof, Sections 3 and 4, all of Section 5 except the second sentence of the first paragraph thereof,
                           Sections 6 and 7, the first sentence of Section 8, Sections 10 to 12, inclusive, and
                           Sections 14 to 19, inclusive, of the Existing Use Agreement shall cease to be in effect, on the date on which Participants having Percentage Interests in the Transfer
                           Capability of the Interconnection aggregating at least 66 2/3% shall have executed this
                           Agreement.

                  (ii)     The remaining portions of the Restated Use Agreement shall become effective, and the remaining portions of the Existing Use Agreement shall cease to be in effect, on the later of (i) the date on which Participants having Percentage Interests in the Transfer
                           Capability of the Interconnection aggregating at least 66 2/3% shall have executed this
                           Agreement and (ii) the Second Effective Date, as defined in the Restated NEPOOL
                           Agreement.

Section 3.        Further Amendment to Section 15 of the Restated Use Agreement
-------------------------------------------------------------------------------

         The first sentence of Section 15 of the Restated Use Agreement, set forth in Exhibit A hereto, reads as follows:

         "Any amendment changing the percentage shares of the Participants in the use of the Interconnection or
         modifying Section 6 shall require the written consent of all parties to this Agreement."

         The Participants agree that if this Agreement shall be executed by all of the parties to the Existing
Use Agreement, then effective on the date on which the last such Participant shall have executed this Agreement, the first sentence of Section 15 of the Restated Use Agreement shall be amended to read as follows:

         "Any amendment changing the percentage shares of the Participants in the use of the Interconnection shall require the written consent of all parties to this Agreement."

Section 4         Counterparts
------------------------------

         This Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument as if all the parties to all the counterparts had signed the same instrument.  Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereof, and may be attached to another counterpart of this
Agreement identical in form thereto but having attached to it one or more signature pages.

         IN WITNESS WHEREOF, each of the signatories has caused a counterpart signature page of this Agreement to be executed by their duly authorized officers, representatives or agents.

                                            COUNTERPART SIGNATURE PAGE
                                           TO AGREEMENT WITH RESPECT TO
                                        SECOND AMENDMENT AND RESTATEMENT OF
                                         AGREEMENT WITH RESPECT TO USE OF
                                              QUEBEC INTERCONNECTION

                                           DATED AS OF NOVEMBER 19, 1997

         This Agreement With Respect to Use of Quebec Interconnection, being dated as of December 1, 1981, amended and restated as of September 1, 1985, and further amended and restated as of November 19, 1997.

                                                     BOSTON EDISON COMPANY
                                                     By:  /s/ Douglas S. Horan
                                                     Name:  Douglas S. Horan
                                                     Title:  Senior Vice President and General Counsel
                                                     Address:          800 Boylston Street
                                                                       Boston, MA 02199-8001

                                            COUNTERPART SIGNATURE PAGE
                                           TO AGREEMENT WITH RESPECT TO
                                        SECOND AMENDMENT AND RESTATEMENT OF
                                         AGREEMENT WITH RESPECT TO USE OF
                                              QUEBEC INTERCONNECTION

                                           DATED AS OF NOVEMBER 19, 1997

         This Agreement With Respect to Use of Quebec Interconnection, being dated as of December 1, 1981, amended and restated as of September 1, 1985, and further amended and restated as of November 19, 1997.

                                                     TOWN OF BOYLSTON MUNICIPAL LIGHT
                                                     DEPARTMENT
                                                     By:  /s/ H. Bradford White Jr.
                                                     Name:  H. Bradford White Jr.
                                                     Title:  Manager
                                                     Address:          Paul X. Tivan Road
                                                                       Boylston, MA 01505

                                            COUNTERPART SIGNATURE PAGE
                                           TO AGREEMENT WITH RESPECT TO
                                        SECOND AMENDMENT AND RESTATEMENT OF
                                         AGREEMENT WITH RESPECT TO USE OF
                                              QUEBEC INTERCONNECTION

                                           DATED AS OF NOVEMBER 19, 1997

         This Agreement With Respect to Use of Quebec Interconnection, being dated as of December 1, 1981, amended and restated as of September 1, 1985, and further amended and restated as of November 19, 1997.

                                                     CANAL ELECTRIC COMPANY on its own
                                                     behalf and/or as agent for COMMONWEALTH
                                                     ELECTRIC COMPANY and/or CAMBRIDGE
                                                     ELECTRIC LIGHT COMPANY
                                                     By:  /s/ Russell D. Wright
                                                     Name:  Russell D. Wright
                                                     Title:  President and Chief Operating Officer
                                                     Address:          2421 Cranberry Highway
                                                                       Wareham, MA 02571-1002

                                            COUNTERPART SIGNATURE PAGE
                                           TO AGREEMENT WITH RESPECT TO
                                        SECOND AMENDMENT AND RESTATEMENT OF
                                         AGREEMENT WITH RESPECT TO USE OF
                                              QUEBEC INTERCONNECTION

                                           DATED AS OF NOVEMBER 19, 1997

         This Agreement With Respect to Use of Quebec Interconnection, being dated as of December 1, 1981, amended and restated as of September 1, 1985, and further amended and restated as of November 19, 1997.

                                                     CENTRAL MAINE POWER COMPANY
                                                     By:  /s/ Frederick Woodruff
                                                     Name:  Frederick Woodruff
                                                     Title:  Managing Director
                                                     Address:          83 Edison Drive
                                                                       August, ME 04336-0001

                                            COUNTERPART SIGNATURE PAGE
                                           TO AGREEMENT WITH RESPECT TO
                                        SECOND AMENDMENT AND RESTATEMENT OF
                                         AGREEMENT WITH RESPECT TO USE OF
                                              QUEBEC INTERCONNECTION

                                           DATED AS OF NOVEMBER 19, 1997

         This Agreement With Respect to Use of Quebec Interconnection, being dated as of December 1, 1981, amended and restated as of September 1, 1985, and further amended and restated as of November 19, 1997.

                                                     TOWN OF GROTON ELECTRIC LIGHT
                                                     DEPARTMENT
                                                     By:  /s/ Roger H. Beeltje
                                                     Name:  Roger H. Beeltje
                                                     Title:  Manager
                                                     Address:          Station Avenue
                                                                       Groton, MA 01450

                                            COUNTERPART SIGNATURE PAGE
                                           TO AGREEMENT WITH RESPECT TO
                                        SECOND AMENDMENT AND RESTATEMENT OF
                                         AGREEMENT WITH RESPECT TO USE OF
                                              QUEBEC INTERCONNECTION

                                           DATED AS OF NOVEMBER 19, 1997

         This Agreement With Respect to Use of Quebec Interconnection, being dated as of December 1, 1981, amended and restated as of September 1, 1985, and further amended and restated as of November 19, 1997.

                                                     HINGHAM MUNICIPAL LIGHTING PLANT
                                                     By:  /s/ Joseph R. Spadea, Jr.
                                                     Name:  Joseph R. Spadea, Jr.
                                                     Title:  General Manager
                                                     Address:          19 Elm Street
                                                                       Hingham, MA 02043

                                            COUNTERPART SIGNATURE PAGE
                                           TO AGREEMENT WITH RESPECT TO
                                        SECOND AMENDMENT AND RESTATEMENT OF
                                         AGREEMENT WITH RESPECT TO USE OF
                                              QUEBEC INTERCONNECTION

                                           DATED AS OF NOVEMBER 19, 1997

         This Agreement With Respect to Use of Quebec Interconnection, being dated as of December 1, 1981, amended and restated as of September 1, 1985, and further amended and restated as of November 19, 1997.

                                                     TOWN OF MIDDLEBOROUGH
                                                     By:  /s/ James W. Smith
                                                     Name:  James W. Smith
                                                     Title:  Acting General Manager
                                                     Address:          Town Hall
                                                                       Nickerson Avenue
                                                                       Middleborough, MA 02346

                                            COUNTERPART SIGNATURE PAGE
                                           TO AGREEMENT WITH RESPECT TO
                                        SECOND AMENDMENT AND RESTATEMENT OF
                                         AGREEMENT WITH RESPECT TO USE OF
                                              QUEBEC INTERCONNECTION

                                           DATED AS OF NOVEMBER 19, 1997

         This Agreement With Respect to Use of Quebec Interconnection, being dated as of December 1, 1981, amended and restated as of September 1, 1985, and further amended and restated as of November 19, 1997.

                                                     MONTAUP ELECTRIC COMPANY
                                                     By:  /s/ Kevin A. Kirby
                                                     Name:  Kevin A. Kirby
                                                     Title:  Vice President
                                                     Address:          c/o Eastern Utilities Associates
                                                                       750 West Center Street
                                                                       West Bridgewater, MA 02379-0543

                                            COUNTERPART SIGNATURE PAGE
                                           TO AGREEMENT WITH RESPECT TO
                                        SECOND AMENDMENT AND RESTATEMENT OF
                                         AGREEMENT WITH RESPECT TO USE OF
                                              QUEBEC INTERCONNECTION

                                           DATED AS OF NOVEMBER 19, 1997

         This Agreement With Respect to Use of Quebec Interconnection, being dated as of December 1, 1981, amended and restated as of September 1, 1985, and further amended and restated as of November 19, 1997.

                                                     NEW ENGLAND POWER COMPANY
                                                     By:  /s/ John F. Malley
                                                     Name:  John F. Malley
                                                     Title:  Vice President
                                                     Address:          25 Research Drive
                                                                       Westborough, MA 01582

                                            COUNTERPART SIGNATURE PAGE
                                           TO AGREEMENT WITH RESPECT TO
                                        SECOND AMENDMENT AND RESTATEMENT OF
                                         AGREEMENT WITH RESPECT TO USE OF
                                              QUEBEC INTERCONNECTION

                                           DATED AS OF NOVEMBER 19, 1997

         This Agreement With Respect to Use of Quebec Interconnection, being dated as of December 1, 1981, amended and restated as of September 1, 1985, and further amended and restated as of November 19, 1997.

                                                     NEWPORT ELECTRIC CORPORATION
                                                     By:  /s/ John D. Carney
                                                     Name:  John D. Carney
                                                     Title:  President
                                                     Address:          c/o Eastern Utilities Associates
                                                                       750 West Center Street
                                                                       West Bridgewater, MA 02379-0543

                                            COUNTERPART SIGNATURE PAGE
                                           TO AGREEMENT WITH RESPECT TO
                                        SECOND AMENDMENT AND RESTATEMENT OF
                                         AGREEMENT WITH RESPECT TO USE OF
                                              QUEBEC INTERCONNECTION

                                           DATED AS OF NOVEMBER 19, 1997

         This Agreement With Respect to Use of Quebec Interconnection, being dated as of December 1, 1981, amended and restated as of September 1, 1985, and further amended and restated as of November 19, 1997.

                                                     THE CONNECTICUT LIGHT AND POWER
                                                       COMPANY
                                                     WESTERN MASSACHUSETTS ELECTRIC
                                                       COMPANY
                                                     HOLYOKE WATER POWER COMPANY
                                                     HOLYOKE POWER AND ELECTRIC
                                                       COMPANY
                                                     PUBLIC SERVICE COMPANY OF NEW
                                                       HAMPSHIRE
                                                     By:  /s/ Frank P. Sabatino
                                                     Name:  Frank P. Sabatino
                                                     Title:  Vice President, Wholesale Marketing
                                                     Address:          c/o Northeast Utilities Service
                                                                         Company
                                                                       P.O. Box 270
                                                                       Hartford, CT 06141-0270

                                            COUNTERPART SIGNATURE PAGE
                                           TO AGREEMENT WITH RESPECT TO
                                        SECOND AMENDMENT AND RESTATEMENT OF
                                         AGREEMENT WITH RESPECT TO USE OF
                                              QUEBEC INTERCONNECTION

                                           DATED AS OF NOVEMBER 19, 1997

         This Agreement With Respect to Use of Quebec Interconnection, being dated as of December 1, 1981, amended and restated as of September 1, 1985, and further amended and restated as of November 19, 1997.

                                                     TOWN OF SHREWSBURY ELECTRIC LIGHT
                                                     DEPARTMENT
                                                     By:  /s/ Thomas R. Josie
                                                     Name:  Thomas R. Josie
                                                     Title:  General Manager
                                                     Address:          100 Maple Avenue
                                                                       Shrewsbury, MA 01545

                                            COUNTERPART SIGNATURE PAGE
                                           TO AGREEMENT WITH RESPECT TO
                                        SECOND AMENDMENT AND RESTATEMENT OF
                                         AGREEMENT WITH RESPECT TO USE OF
                                              QUEBEC INTERCONNECTION

                                           DATED AS OF NOVEMBER 19, 1997

         This Agreement With Respect to Use of Quebec Interconnection, being dated as of December 1, 1981, amended and restated as of September 1, 1985, and further amended and restated as of November 19, 1997.

                                                     TOWN OF SOUTH HADLEY ELECTRIC LIGHT
                                                     DEPARTMENT
                                                     By:  /s/ Wayne D. Doerpholz
                                                     Name:  Wayne D. Doerpholz
                                                     Title:  Manger
                                                     Address:          85 Main Street
                                                                       South Hadley, MA 01075

                                            COUNTERPART SIGNATURE PAGE
                                           TO AGREEMENT WITH RESPECT TO
                                        SECOND AMENDMENT AND RESTATEMENT OF
                                         AGREEMENT WITH RESPECT TO USE OF
                                              QUEBEC INTERCONNECTION

                                           DATED AS OF NOVEMBER 19, 1997

         This Agreement With Respect to Use of Quebec Interconnection, being dated as of December 1, 1981, amended and restated as of September 1, 1985, and further amended and restated as of November 19, 1997.

                                                     THE UNITED ILLUMINATING COMPANY
                                                     By:  /s/ Stephen Goldschmidt
                                                     Name:  Stephen Goldschmidt
                                                     Title:  Vice President, Planning and Information
                                                              Resources
                                                     Address:          157 Church Street
                                                                       New Haven, CT 06506-0901

                                            COUNTERPART SIGNATURE PAGE
                                           TO AGREEMENT WITH RESPECT TO
                                        SECOND AMENDMENT AND RESTATEMENT OF
                                         AGREEMENT WITH RESPECT TO USE OF
                                              QUEBEC INTERCONNECTION

                                           DATED AS OF NOVEMBER 19, 1997

         This Agreement With Respect to Use of Quebec Interconnection, being dated as of December 1, 1981, amended and restated as of September 1, 1985, and further amended and restated as of November 19, 1997.

                                                     TOWN OF WAKEFIELD MUNICIPAL
                                                     LIGHTING DEPARTMENT
                                                     By:  /s/ William J. Wallace
                                                     Name:  William J. Wallace
                                                     Title:  Manager
                                                     Address:          9 Albion Street
                                                                       Wakefield, MA 01880